Press Release Exhibit 99.1

Investor Contact:
Charlotte McLaughlin
Vice President, Investor Relations
(404) 853-1456
investorrelations@acuitybrands.com

Media Contact:
Candace Steele Flippin
Chief Communications Officer
candace@acuitybrands.com

Acuity Brands Reports Fiscal 2022 Third-Quarter Results
Continued Strong Revenue and Operating Performance;
Repurchase of an Additional 5 Percent of Shares Outstanding

▪Increased Net Sales 18% Over the Prior Year
▪Increased Diluted EPS 30% Over the Prior Year
▪Deployed $296 million to Share Repurchases

ATLANTA, June 30, 2022 - Acuity Brands, Inc. (NYSE: AYI) (the "Company"), a market-leading industrial technology company, announced net sales of $1.1 billion in the third quarter of fiscal 2022 ended May 31, 2022, an increase of 17.9 percent or $160.9 million, compared to the same period in fiscal 2021. Diluted earnings per share ("EPS") was $3.07 in the third quarter of fiscal 2022, an increase of 29.5 percent, or $0.70, compared to the same period in fiscal 2021.

"I am proud of our teams' continued strong performance through the third quarter of fiscal 2022,” stated Neil Ashe, Chairman, President and Chief Executive Officer of Acuity Brands, Inc. "We are executing consistently as a result of significant and ongoing improvements in our business, and we continue to generate value for shareholders through share repurchases."

Gross profit was $445.1 million in the third quarter of fiscal 2022, an increase of $58.5 million, or 15.1 percent, compared to the same period in fiscal 2021. The increase in gross profit was driven by higher sales and cost controls. Gross profit as a percent of net sales was 42.0 percent in the third quarter of fiscal 2022.

Operating profit was $142.7 million in the third quarter of fiscal 2022, an increase of $24.6 million, or 20.8 percent, compared to the same period in fiscal 2021. The increase in operating profit was a direct result

Press Release Exhibit 99.1
of the improvement in gross profit, partially offset by higher operating expenses. Operating profit as a percent of net sales was 13.5 percent in the third quarter of fiscal 2022, an increase of 40 basis points from 13.1 percent in the same period of fiscal 2021.

Adjusted operating profit was $162.8 in the third quarter of fiscal 2022, an increase of $26.0 million, or 19.0 percent, compared to the same period in fiscal 2021. Adjusted operating profit as a percent of net sales was 15.3 percent in the third quarter of fiscal 2022, an increase of 10 basis points from 15.2 percent in the same period of fiscal 2021.

Net income was $105.7 million in the third quarter of fiscal 2022, an increase of $20.0 million, or 23.3 percent, compared to the same period in fiscal 2021. Diluted earnings per share was $3.07 in the third quarter of fiscal 2022, an increase of $0.70, or 29.5 percent, from $2.37 in the same period of fiscal 2021.

Adjusted net income was $121.3 in the third quarter of fiscal 2022, an increase of $20.9 million, or 20.8 percent, compared to the same period in fiscal 2021. Adjusted diluted earnings per share was $3.52 in the third quarter of fiscal 2022, an increase of $0.75, or 27.1 percent, from $2.77 in the same period of fiscal 2021.

Segment Performance
Acuity Brands Lighting and Lighting Controls ("ABL")
ABL generated net sales of $1.0 billion in the third quarter of fiscal 2022, an increase of $158.4 million, or 18.6 percent, compared to the same period in fiscal 2021. The acquisition of the Osram DS business contributed approximately 3 percent to ABL net sales in the third fiscal quarter of 2022.
▪The Independent Sales Network generated sales of $725.9 million, an increase of $97.9 million, or 15.6 percent, compared to the same period in fiscal 2021.
▪The Direct Sales Network generated sales of $96.1 million, approximately flat compared to the same period in fiscal 2021.
▪The Corporate Accounts channel generated sales of $59.1 million, an increase of $15.1 million, or 34.3 percent, compared to the same period in fiscal 2021.
▪The Retail channel generated sales of $44.7 million, an increase of $8.6 million, or 23.8 percent, compared to the same period in fiscal 2021.
ABL operating profit was $149.6 million in the third quarter of fiscal 2022, an increase of $23.1 million, or 18.3 percent, compared to the same period in fiscal 2021. ABL Operating profit as a percent of ABL net sales was 14.8 percent in the third quarter of fiscal 2022, a decrease of 10 basis points from 14.9 percent in the same quarter of fiscal 2021.

ABL adjusted operating profit was $159.8 million in the third quarter of fiscal 2022, an increase of $24.0 million, or 17.7 percent, compared to the same period in fiscal 2021. ABL Adjusted operating profit as a percent of ABL net sales was 15.8 percent in the third quarter of fiscal 2022, a decrease of 20 basis points from 16.0 percent, in the same quarter of fiscal 2021.

Press Release Exhibit 99.1
Intelligent Spaces Group ("ISG")
ISG generated net sales of $58.3 million in the third quarter of fiscal 2022, an increase of $2.9 million, or 5.2 percent, compared to the same period in fiscal 2021.
ISG operating profit was $9.2 million in the third quarter of fiscal 2022, an increase of $2.0 million, or 27.8 percent, compared to the same quarter of fiscal 2021. ISG Operating profit as a percent of ISG net sales was 15.8 percent in the third quarter of fiscal 2022, an increase of 280 basis points from 13.0 percent in the third quarter of fiscal 2021.
ISG adjusted operating profit was $13.6 million for the third quarter of fiscal 2022, an increase of $2.5 million, or 22.5 percent, over the prior year. ISG Adjusted operating profit as a percent of ISG net sales was 23.3 percent for the third quarter of fiscal 2022, an increase of 330 basis points from 20.0 percent, in the third quarter of fiscal 2021.

Cash Flow and Capital Allocation
Net cash from operating activities was $165.7 million, a decrease of $150.5 million, or 47.6 percent, in the first nine months of fiscal 2022, compared to the same period in fiscal 2021, as we allocated capital to inventory in order support our growth.
During the first nine months of fiscal 2022, the Company repurchased 2.3 million shares of common stock for a total of $405 million.

Post Quarter Events
The Company today announced the completion of a new $600 million revolving credit facility. The new five-year facility incorporates $200 million of additional borrowing capacity and improved pricing as compared to the prior revolving credit facility. Additional information will be available in our third quarter 10-Q filing.

Today's Call Details
The Company is planning to host a conference call at 8:00 a.m. (ET) today, Thursday, June 30, 2022. Neil Ashe, Chairman, President and Chief Executive Officer of Acuity Brands, Inc. will lead the call.
The conference call and earnings release can be accessed via the Investor Relations section of the Company's website at www.investors.acuitybrands.com. A replay of the call will also be posted to the Investor Relations site within two hours of the completion of the conference call and will be available on the site for a limited time.

About Acuity Brands
Acuity Brands, Inc. (NYSE: AYI) is a market-leading industrial technology company. We use technology to solve problems in spaces and light. Through our two business segments, Acuity Brands Lighting and Lighting Controls (“ABL”) and the Intelligent Spaces Group (“ISG”), we design, manufacture, and bring to market products and services that make a valuable difference in people’s lives. We achieve growth through the development of innovative new products and services, including lighting, lighting controls, building management systems, and location-aware applications.

Press Release Exhibit 99.1
Acuity Brands, Inc. achieves customer-focused efficiencies that allow the Company to increase market share and deliver superior returns. The Company looks to aggressively deploy capital to grow the business and to enter attractive new verticals.
Acuity Brands, Inc. is based in Atlanta, Georgia, with operations across North America, Europe, and Asia. The Company is powered by approximately 13,500 dedicated and talented associates. Visit us at www.acuitybrands.com.

Non-GAAP Financial Measures
This news release includes the following non-generally accepted accounting principles ("GAAP") financial measures:“adjusted operating profit” and “adjusted operating profit margin” for total company and by segment; “adjusted net income;” “adjusted diluted EPS;” “earnings before interest, taxes, depreciation, and amortization (“EBITDA”);” “adjusted EBITDA;” and “free cash flow (“FCF”)”. These non-GAAP financial measures are provided to enhance the reader's overall understanding of the Company's current financial performance and prospects for the future. Specifically, management believes that these non-GAAP measures provide useful information to investors by excluding or adjusting items for amortization of acquired intangible assets, share-based payment expense, acquisition-related items, impairment on investment, and special charges associated with continued efforts to streamline the organization and integrate recent acquisitions. FCF is provided to enhance the reader’s understanding of the Company’s ability to generate additional cash from its business. Management typically adjusts for these items for internal reviews of performance and uses the above non-GAAP measures for baseline comparative operational analysis, decision making, and other activities. Management believes these non-GAAP measures provide greater comparability and enhanced visibility into the Company’s results of operations as well as comparability with many of its peers, especially those companies focused more on technology and software. Non-GAAP financial measures included in this news release should be considered in addition to, and not as a substitute for or superior to, results prepared in accordance with GAAP.

The most directly comparable GAAP measures for adjusted operating profit and adjusted operating profit margin for total company and by segment are “operating profit” and “operating profit margin,” respectively, for total company and by segment, which include the impact of amortization of acquired intangible assets, share-based payment expense, acquisition-related items, and special charges. Adjusted operating profit margin is adjusted operating profit divided by net sales for total company and by segment. The most directly comparable GAAP measures for adjusted net income and adjusted diluted EPS are “net income” and “diluted EPS,” respectively, which include the impact of amortization of acquired intangible assets, share-based payment expense, acquisition-related items, an impairment of investment, and special charges. Adjusted diluted EPS is adjusted net income divided by diluted weighted average shares outstanding. The most directly comparable GAAP measure for FCF is “net cash provided by operating activities, which includes the impact of purchases of property, plant and equipment.” The most directly comparable GAAP measure for EBITDA is “net income”, which includes the impact of net interest expense, income taxes, depreciation, and amortization of acquired intangible assets. The most directly comparable GAAP measure for adjusted EBITDA is “net income”, which includes the impact of net interest expense, income taxes, depreciation, amortization of acquired intangible assets, share-based payment expense, acquisition-related items, special charges, and miscellaneous (income) expense, net. A reconciliation of each measure to the most directly comparable GAAP measure is available in this news release. The Company’s non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies, have limitations as an analytical tool, and should not

Press Release Exhibit 99.1
be considered in isolation or as a substitute for GAAP financial measures. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items.

Forward-Looking Information
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions and information currently available to management. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release and is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release.
In addition, forward-looking statements are statements other than those of historical fact and may include statements relating to goals, plans, market conditions and projections regarding Acuity Brands' strategy, and specifically include statements made in this press release regarding: strong performance, significant and sustained improvements and generating permanent value. Generally, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,"future," "should," "looks to," "leading to" or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our annual report on Form 10-K for the fiscal year ended August 31, 2021, filed on October 27, 2021 and those described from time to time in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information, whether written or oral, to reflect changes in assumptions, the occurrence of events, or otherwise.

Press Release Exhibit 99.1
ACUITY BRANDS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)

	May 31, 2022	August 31, 2021
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$318.2	$491.3
Accounts receivable, less reserve for doubtful accounts of $0.8 and $1.2, respectively	597.2	571.8
Inventories	580.6	398.7
Prepayments and other current assets	112.6	82.5
Total current assets	1,608.6	1,544.3
Property, plant, and equipment, net	269.2	269.1
Operating lease right-of-use assets	63.4	58.0
Goodwill	1,090.9	1,094.7
Intangible assets, net	541.7	573.2
Deferred income taxes	1.8	1.9
Other long-term assets	39.9	33.9
Total assets	$3,615.5	$3,575.1
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$452.2	$391.5
Current maturities of debt	122.0	—
Current operating lease liabilities	16.2	15.9
Accrued compensation	80.7	95.3
Other accrued liabilities	195.8	189.5
Total current liabilities	866.9	692.2
Long-term debt	494.8	494.3
Long-term operating lease liabilities	52.9	46.7
Accrued pension liabilities	51.0	60.2
Deferred income taxes	100.3	101.0
Other long-term liabilities	131.0	136.2
Total liabilities	1,696.9	1,530.6
Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value; 500,000,000 shares authorized; 54,210,049 and 54,018,978 issued, respectively	0.5	0.5
Paid-in capital	1,025.2	995.6
Retained earnings	3,065.2	2,810.3
Accumulated other comprehensive loss	(103.5)	(98.2)
Treasury stock, at cost, of 21,140,982 and 18,826,611 shares, respectively	(2,068.8)	(1,663.7)
Total stockholders’ equity	1,918.6	2,044.5
Total liabilities and stockholders’ equity	$3,615.5	$3,575.1

Press Release Exhibit 99.1
ACUITY BRANDS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(In millions, except per-share data)

	Three Months Ended		Nine Months Ended
	May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021
Net sales	$1,060.6	$899.7	$2,895.8	$2,468.3
Cost of products sold	615.5	513.1	1,685.6	1,412.6
Gross profit	445.1	386.6	1,210.2	1,055.7
Selling, distribution, and administrative expenses	302.4	268.0	850.1	759.4
Special charges	—	0.5	—	1.5
Operating profit	142.7	118.1	360.1	294.8
Other expense:
Interest expense, net	6.2	6.2	18.1	17.7
Miscellaneous (income) expense, net	(1.5)	2.7	(3.1)	6.5
Total other expense	4.7	8.9	15.0	24.2
Income before income taxes	138.0	109.2	345.1	270.6
Income tax expense	32.3	23.5	76.5	62.4
Net income	$105.7	$85.7	$268.6	$208.2

Earnings per share:
Basic earnings per share	$3.10	$2.40	$7.75	$5.70
Basic weighted average number of shares outstanding	34.1	35.7	34.7	36.5
Diluted earnings per share	$3.07	$2.37	$7.66	$5.66
Diluted weighted average number of shares outstanding	34.4	36.2	35.1	36.8
Dividends declared per share	$0.13	$0.13	$0.39	$0.39

Press Release Exhibit 99.1
ACUITY BRANDS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Nine Months Ended
	May 31, 2022	May 31, 2021
Cash flows from operating activities:
Net income	$268.6	$208.2
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	71.4	75.0
Share-based payment expense	27.5	22.3
Gain on sale of property, plant, and equipment	(2.3)	—
Asset impairment	1.7	4.0
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(27.2)	(3.2)
Inventories	(174.5)	(47.8)
Prepayments and other current assets	(38.3)	(0.6)
Accounts payable	58.9	52.7
Other	(20.1)	5.6
Net cash provided by operating activities	165.7	316.2
Cash flows from investing activities:
Purchases of property, plant, and equipment	(38.0)	(30.6)
Proceeds from sale of property, plant, and equipment	8.9	4.7
Acquisition of businesses, net of cash acquired	(12.2)	(2.0)
Other investing activities	(1.9)	(3.5)
Net cash used for investing activities	(43.2)	(31.4)
Cash flows from financing activities:
Borrowings on credit facility, net of repayments	122.0	—
Issuance of long-term debt	—	493.9
Repayments of long-term debt	—	(397.1)
Repurchases of common stock	(403.5)	(340.9)
Proceeds from stock option exercises and other	10.6	2.0
Payments of taxes withheld on net settlement of equity awards	(8.0)	(3.9)
Dividends paid	(13.7)	(14.3)
Net cash used for financing activities	(292.6)	(260.3)
Effect of exchange rate changes on cash and cash equivalents	(3.0)	8.3
Net change in cash and cash equivalents	(173.1)	32.8
Cash and cash equivalents at beginning of period	491.3	560.7
Cash and cash equivalents at end of period	$318.2	$593.5

Press Release Exhibit 99.1
ACUITY BRANDS, INC.
DISAGGREGATED NET SALES
(In millions)
The following tables show net sales by channel for the periods presented:

	Three Months Ended
	May 31, 2022	May 31, 2021	Increase (Decrease)	Percent Change
Acuity Brands Lighting:
Independent sales network	$725.9	$628.0	$97.9	15.6%
Direct sales network	96.1	96.7	(0.6)	(0.6)%
Retail sales	44.7	36.1	8.6	23.8%
Corporate accounts	59.1	44.0	15.1	34.3%
Other	82.6	45.2	37.4	82.7%
Total Acuity Brands Lighting	1,008.4	850.0	158.4	18.6%
Intelligent Spaces Group	58.3	55.4	2.9	5.2%
Eliminations	(6.1)	(5.7)	(0.4)	7.0%
Total	$1,060.6	$899.7	$160.9	17.9%

	Nine Months Ended
	May 31, 2022	May 31, 2021	Increase (Decrease)	Percent Change
Acuity Brands Lighting:
Independent sales network	$1,977.0	$1,737.4	$239.6	13.8%
Direct sales network	269.3	256.0	13.3	5.2%
Retail sales	134.3	135.8	(1.5)	(1.1)%
Corporate accounts	149.7	93.1	56.6	60.8%
Other	224.8	118.1	106.7	90.3%
Total Acuity Brands Lighting	2,755.1	2,340.4	414.7	17.7%
Intelligent Spaces Group	154.7	139.5	15.2	10.9%
Eliminations	(14.0)	(11.6)	(2.4)	20.7%
Total	$2,895.8	$2,468.3	$427.5	17.3%

Press Release Exhibit 99.1
ACUITY BRANDS, INC.
Reconciliation of Non-U.S. GAAP Measures
The tables below reconcile certain GAAP financial measures to the corresponding non-GAAP measures for total Company as well as our reportable operating segments (in millions except per share data):

	Three Months Ended
	May 31, 2022		May 31, 2021		Increase (Decrease)	Percent Change
Net sales	$1,060.6		$899.7		$160.9	17.9%

Operating profit (GAAP)	$142.7		$118.1		$24.6	20.8%
Percent of net sales		13.5%		13.1%	40	bps
Add-back: Amortization of acquired intangible assets	10.2		10.2
Add-back: Share-based payment expense	9.9		7.1
Add-back: Acquisition-related items (1)	—		0.9
Add-back: Special charges	—		0.5
Adjusted operating profit (Non-GAAP)	$162.8		$136.8		$26.0	19.0%
Percent of net sales		15.3%		15.2%	10	bps

Net income (GAAP)	$105.7		$85.7		$20.0	23.3%
Add-back: Amortization of acquired intangible assets	10.2		10.2
Add-back: Share-based payment expense	9.9		7.1
Add-back: Acquisition-related items (1)	—		0.9
Add-back: Special charges	—		0.5
Total pre-tax adjustments to net income	20.1		18.7
Income tax effects	(4.5)		(4.0)
Adjusted net income (Non-GAAP)	$121.3		$100.4		$20.9	20.8%

Diluted earnings per share (GAAP)	$3.07		$2.37		$0.70	29.5%
Adjusted diluted earnings per share (Non-GAAP)	$3.52		$2.77		$0.75	27.1%

Net income (GAAP)	$105.7		$85.7		$20.0	23.3%
Interest expense, net	6.2		6.2
Income tax expense	32.3		23.5
Depreciation	13.3		14.8
Amortization	10.2		10.2
EBITDA (Non-GAAP)	167.7		140.4		27.3	19.4%
Share-based payment expense	9.9		7.1
Miscellaneous (income) expense, net	(1.5)		2.7
Special charges	—		0.5
Acquisition-related items (1)	—		0.9
Adjusted EBITDA (Non-GAAP)	$176.1		$151.6		$24.5	16.2%
____________________________
(1) Acquisition-related items include professional fees.

Press Release Exhibit 99.1

	Three Months Ended
ABL	May 31, 2022	May 31, 2021	Increase (Decrease)	Percent Change
Net sales	$1,008.4	$850.0	$158.4	18.6%

Operating profit (GAAP)	$149.6	$126.5	$23.1	18.3%
Add-back: Amortization of acquired intangible assets	7.0	6.9
Add-back: Share-based payment expense	3.2	2.4
Adjusted operating profit (Non-GAAP)	$159.8	$135.8	$24.0	17.7%

Operating profit margin (GAAP)	14.8%	14.9%	(10)	bps
Adjusted operating profit margin (Non-GAAP)	15.8%	16.0%	(20)	bps

	Three Months Ended
ISG	May 31, 2022	May 31, 2021	Increase (Decrease)	Percent Change
Net sales	$58.3	$55.4	$2.9	5.2%

Operating profit (GAAP)	$9.2	$7.2	$2.0	27.8%
Add-back: Amortization of acquired intangible assets	3.2	3.3
Add-back: Share-based payment expense	1.2	0.6
Adjusted operating profit (Non-GAAP)	$13.6	$11.1	$2.5	22.5%

Operating profit margin (GAAP)	15.8%	13.0%	280	bps
Adjusted operating profit margin (Non-GAAP)	23.3%	20.0%	330	bps

Press Release Exhibit 99.1

(In millions, except per share data)	Nine Months Ended
	May 31, 2022		May 31, 2021		Increase (Decrease)	Percent Change
Net sales	$2,895.8		$2,468.3		$427.5	17.3%

Operating profit (GAAP)	$360.1		$294.8		$65.3	22.2%
Percent of net sales		12.4%		11.9%	50	bps
Add-back: Amortization of acquired intangible assets	30.8		30.4
Add-back: Share-based payment expense	27.5		22.3
Add-back: Acquisition-related items (1)	—		0.9
Add-back: Special charges	—		1.5
Adjusted operating profit (Non-GAAP)	$418.4		$349.9		$68.5	19.6%
Percent of net sales		14.4%		14.2%	20	bps

Net income (GAAP)	$268.6		$208.2		$60.4	29.0%
Add-back: Amortization of acquired intangible assets	30.8		30.4
Add-back: Share-based payment expense	27.5		22.3
Add-back: Acquisition-related items (1)	—		0.9
Add-back: Special charges	—		1.5
Add-back: Impairment of investment	—		4.0
Total pre-tax adjustments to net income	58.3		59.1
Income tax effect	(13.3)		(13.3)
Adjusted net income (Non-GAAP)	$313.6		$254.0		$59.6	23.5%

Diluted earnings per share (GAAP)	$7.66		$5.66		$2.00	35.3%
Adjusted diluted earnings per share (Non-GAAP)	$8.94		$6.90		$2.04	29.6%

Net income (GAAP)	$268.6		$208.2		$60.4	29.0%
Interest expense, net	18.1		17.7
Income tax expense	76.5		62.4
Depreciation	40.6		44.6
Amortization	30.8		30.4
EBITDA (Non-GAAP)	434.6		363.3		$71.3	19.6%
Share-based payment expense	27.5		22.3
Miscellaneous (income) expense, net	(3.1)		6.5
Special charges	—		1.5
Acquisition-related items (1)	—		0.9
Adjusted EBITDA (Non-GAAP)	$459.0		$394.5		$64.5	16.3%
____________________________
(1) Acquisition-related items include professional fees.

Press Release Exhibit 99.1

	Nine Months Ended
ABL	May 31, 2022	May 31, 2021	Increase (Decrease)	Percent Change
Net sales	$2,755.1	$2,340.4	$414.7	17.7%

Operating profit	$394.2	$326.9	$67.3	20.6%
Add-back: Amortization of acquired intangible assets	21.2	20.8
Add-back: Share-based payment expense	9.5	8.3
Adjusted operating profit	$424.9	$356.0	$68.9	19.4%

Operating profit margin	14.3%	14.0%	30	bps
Adjusted operating profit margin	15.4%	15.2%	20	bps

	Nine Months Ended
ISG	May 31, 2022	May 31, 2021	Increase (Decrease)	Percent Change
Net sales	$154.7	$139.5	$15.2	10.9%

Operating profit (loss)	$12.4	$7.9	$4.5	57.0%
Add-back: Amortization of acquired intangible assets	9.6	9.6
Add-back: Share-based payment expense	3.3	2.1
Adjusted operating profit	$25.3	$19.6	$5.7	29.1%

Operating profit (loss) margin	8.0%	5.7%	230	bps
Adjusted operating profit margin	16.4%	14.1%	230	bps

	Nine Months Ended
	May 31, 2022	May 31, 2021	Increase (Decrease)	Percent Change
Net cash provided by operating activities (GAAP)	$165.7	$316.2	$(150.5)	(47.6)%
Less: Purchases of property, plant, and equipment	(38.0)	(30.6)
Free cash flow (Non-GAAP)	$127.7	$285.6	$(157.9)	(55.3)%